EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C SECTON 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stanley R. Rosenthal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of All-State Properties L.P. for the three months ended September 30, 2007 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of All-State Properties L.P.


Date:  November 13, 2007



/s/ Stanley R. Rosenthal
Stanley R. Rosenthal
General Partner